SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 5 – Corporate Governance and Management	1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Section 8 – Other Events

Item 8.01 Other Events.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Signature	2

Exhibit Index	3

Ex – 99.1	2013 Amendment to Citizens Inc. Bylaws

Amended and Restated Citizens Inc., Stock Investment Plan dated March 1, 2013

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Citizens Inc.’s ("Citizens") Board of Directors amended and restated Citizens’ Bylaws effective March 1, 2013.  The Board amended Section 2.06, Quorum of Shareholders, and added language to grant the Citizens Inc., Stock Investment Plan (the “Plan”) plan administrator authority to appear in person or by proxy at any annual or special meeting of shareholders of Citizens and to submit the Plan participant’s unvoted shares at such meeting for the sole purpose of determining a quorum.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Citizens Inc.’s ("Citizens") Board of Directors amended and restated the Citizens Inc, Stock Investment Plan (the “Plan”) effective March 1, 2013.  The Board amended the Plan to grant the plan administrator authority to appear in person or by proxy at any annual or special meeting of shareholders of Citizens and to submit the Plan participant’s unvoted shares at such meeting for the sole purpose of determining a quorum.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	2013 Amendment to Citizens Inc. Bylaws

Amended and Restated Citizens Inc., Stock Investment Plan dated March 1, 2013

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President
Date: March 4, 2013

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	2013 Amendment to Citizens Inc. Bylaws

Amended and Restated Citizens Inc., Stock Investment Plan dated March 1, 2013

3